                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Roger A. Dorf and Ronald J. Scioscia, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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
                      SIGNATURE                                       TITLE                         DATE
------------------------------------------------------  ---------------------------------  ----------------------

                  /s/ ROGER A. DORF
     -------------------------------------------        Chief Executive Officer,            May __, 1997
                    Roger A. Dorf                         President and Director
                                                          (Principal Executive
                                                          Officer)

                                                        Vice President, Finance and
                /s/ RONALD J. SCIOSCIA                    Administration and Chief
     -------------------------------------------          Financial Officer (Principal      May __, 1997
                  Ronald J. Scioscia                      Financial and Accounting
                                                          Officer)

                  /s/ GREGORIO REYES
     -------------------------------------------        Chairman of the Board of            May __, 1997
                    Gregorio Reyes                        Directors

                /s/ JOHN H. RADEMAKER                   Vice Chairman of the Board
     -------------------------------------------          of Directors                      May __, 1997
                    John H. Rademaker

               /s/ DOUGLAS C. CARLISLE
     -------------------------------------------        Director                            May __, 1997
                 Douglas C. Carlisle

             /s/ ROBERT J. FINOCCHIO, JR.
     -------------------------------------------        Director                            May __, 1997
               Robert J. Finocchio, Jr.

               /s/ CHARLES A. HAGGERTY
     -------------------------------------------        Director                            May __, 1997
                 Charles A. Haggerty

                /s/ WILLIAM J. O'MEARA
     -------------------------------------------        Director                            May __, 1997
                  William J. O'Meara

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